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                      METROPOLITAN LIFE INSURANCE COMPANY
                NEW ENGLAND LIFE RETIREMENT INVESTMENT ACCOUNT

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                         SUPPLEMENT DATED MAY 1, 2010
                                      TO
                PROSPECTUS DATED MAY 1, 1988 (AS SUPPLEMENTED)

This supplement updates certain information contained in your last prospectus dated May 1, 1988 and subsequent supplements. You should read and retain this supplement.

We currently are not offering any new Contracts. However, Contract Owners of existing flexible purchase payment variable annuity contracts may continue to make purchase payments.

The current investment options available under your Contract include 1 Fixed Account option and the 5 Eligible Funds listed below:


             METROPOLITAN SERIES FUND,  BlackRock Money Market
               INC. -- CLASS B            Portfolio

             BlackRock Bond Income      Davis Venture Value
               Portfolio                  Portfolio

             BlackRock Legacy Large     MFS(R) Value Portfolio
               Cap Growth Portfolio

Current prospectuses for the Eligible Funds may be obtained by calling 1-800-777-5897.

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

FEE TABLE

Certain Eligible Funds may impose a redemption fee in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each portfolio. Current prospectuses for the Eligible Funds may be obtained by calling 1-800-777-5897.

ELIGIBLE FUND FEES AND EXPENSES FOR YEAR ENDED DECEMBER 31, 2009
(as a percentage of average daily net assets)

                                        DISTRIBUTION            ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                           AND/OR               FUND FEES  ANNUAL     FEE WAIVER     ANNUAL
                            MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
      ELIGIBLE FUND            FEE          FEES       EXPENSES EXPENSES* EXPENSES  REIMBURSEMENT  EXPENSES**
      -------------         ---------- --------------- -------- --------- --------- -------------- ----------

METROPOLITAN SERIES FUND,
  INC. -- CLASS B

BlackRock Bond Income
Portfolio..................    0.38%        0.25%        0.05%     --       0.68%        0.03%        0.65%/1/

BlackRock Legacy Large Cap
Growth Portfolio...........    0.73%        0.25%        0.10%     --       1.08%        0.01%        1.07%/2/

BlackRock Money Market
Portfolio..................    0.32%        0.25%        0.02%     --       0.59%        0.01%        0.58%/3/

Davis Venture Value
Portfolio..................    0.71%        0.25%        0.03%     --       0.99%        0.05%        0.94%/4/

MFS(R) Value Portfolio.....    0.71%        0.25%        0.03%     --       0.99%        0.08%        0.91%/5/

-----------
* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

                                                                   SUPP-WVA0510

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** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
/1/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for amounts over $1 billion but less than $3.4 billion and 0.25% on amounts over $3.4 billion.
/2/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.705% for amounts over $300 million but less than $1 billion.
/3/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. Other Expenses do not reflect fees of 0.03% paid in connection with the U.S. Treasury Temporary Guarantee Program for Money Market Funds. In light of current market and economic conditions, MetLife Advisers, LLC and/or its affiliates may voluntarily waive certain fees or expenses in an attempt to increase the Portfolio's yield. Any such waiver may be discontinued at any time without notice. If the waiver were reflected in the table, 12b-1 fees would have been 0.17% and net annual operating expenses would have been 0.50%.
/4/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets and 0.70% for the next $450 million and 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.
/5/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets and 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

The following table shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract.

MINIMUM AND MAXIMUM TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES

                                                               MINIMUM MAXIMUM
                                                               ------- -------

  Total Annual Eligible Fund Operating Expenses (expenses
    that are deducted from Eligible Fund assets, including
    management fees, distribution and/or service (12b-1)
    fees, and other expenses).................................  0.59%   1.08%

THE ACCOUNT

New England Life Retirement Investment Account (the "Account") is the separate investment account for your contract. The Account's assets are solely for the benefit of those who invest in the Account and no one else, including our creditors. The assets of the Account are held in our name on behalf of the Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Account without regard to our other business.

We are obligated to pay all money we owe under the Contracts -- such as death benefits and income payments -- even if that amount exceeds the assets in the Account. Any such amount that exceeds the assets in the Account is paid from our General Account. Amounts paid from the General Account are subject to the financial strength and claims paying ability of the Metropolitan Life Insurance Company (the "Company") and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our General Account. The Company is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


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INVESTMENTS OF THE ACCOUNT - ELIGIBLE FUNDS

        ELIGIBLE FUND OPTION                   INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
        --------------------                   --------------------           -----------------------------

METROPOLITAN SERIES FUND, INC. --
  CLASS B

BlackRock Bond Income Portfolio        Seeks a competitive total return        MetLife Advisers, LLC
                                       primarily from investing in             Subadviser: BlackRock
                                       fixed-income securities.                Advisors, LLC

BlackRock Legacy Large Cap Growth      Seeks long-term growth of capital.      MetLife Advisers, LLC
  Portfolio                                                                    Subadviser: BlackRock
                                                                               Advisors, LLC

BlackRock Money Market Portfolio       Seeks a high level of current income    MetLife Advisers, LLC
                                       consistent with preservation of         Subadviser: BlackRock
                                       capital.                                Advisors, LLC

Davis Venture Value Portfolio          Seeks growth of capital.                MetLife Advisers, LLC
                                                                               Subadviser: Davis Selected
                                                                               Advisers, L.P.

MFS(R) Value Portfolio                 Seeks capital appreciation.             MetLife Advisers, LLC
                                                                               Subadviser: Massachusetts
                                                                               Financial Services Company

An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

HIGHLIGHTS

OWNERSHIP RIGHTS

Under the Internal Revenue Code ("Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor.

ADMINISTRATIVE CHARGE, CONTINGENT DEFERRED SALES CHARGE AND OTHER DEDUCTIONS

PREMIUM TAXES

We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, contract value, withdrawals, death benefits or income payments.


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RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

Suspension of Minimum Distribution Rules during 2009: You (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. If your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five-year rule is applied without regard to calendar year 2009. For instance, for a Contract Owner who died in 2007, the five-year period would end in 2013 instead of 2012. The RMD waiver does not apply if you are receiving annuitized payments under your Contract. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.




       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

             1095 Avenue of the                    (800) 777-5897
               Americas
             New York, NY 10036


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